UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

First Citizens BancShares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (919) 716-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
5.625% Non-Cumulative Perpetual Preferred Stock, Series C	FCNCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 5, 2025, First Citizens BancShares, Inc. (the “Company”) issued and sold $600,000,000 aggregate principal amount of its 5.600% Fixed Rate Reset Subordinated Notes due 2035 (the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-281553) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on August 14, 2024, as supplemented by a prospectus supplement dated September 2, 2025 (the “Prospectus Supplement”) and filed with the Commission on September 4, 2025. The Notes were sold pursuant to an underwriting agreement dated as of September 2, 2025 (the “Underwriting Agreement”), by and among the Company and BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed in Schedule II thereto.

The Notes were issued pursuant to a subordinated base indenture, dated as of March 4, 2020 (the “Subordinated Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (the “Trustee”), as supplemented by a third supplemental indenture, dated as of September 5, 2025, between the Company and the Trustee (the “Third Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Subordinated Base Indenture, the Third Supplemental Indenture, and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibit 1.1, Exhibit 4.1, Exhibit 4.2, and Exhibit 4.3, respectively. This Current Report on Form 8-K (this “Report”) is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits accompany this Report.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of September 2, 2025, by and among the Company and BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed in Schedule II thereto

4.1	Subordinated Base Indenture, dated as of March 4, 2020, between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed March 4, 2020)

4.2	Third Supplemental Indenture to the Subordinated Base Indenture, dated September 5, 2025, between the Company and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 5.600% Fixed Rate Reset Subordinated Notes due 2035 (included in Exhibit 4.2 hereto)

5.1	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP

23.1	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date: September 5, 2025	By:	/s/ Craig L. Nix
	Name:	Craig L. Nix
	Title:	Chief Financial Officer